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                        SECURITIES AND EXCHANGE COMMISSION

                                Washington, D. C.

                                      20549


                                  ------------

                                    FORM 8-K

                                  ------------


                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 18, 1996
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                         TEXAS INSTRUMENTS INCORPORATED
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            Delaware                                  1-3761
     ------------------------                   ---------------------
    (State of Incorporation)                    (Commission File No.)


                                 75-0289970
                     -----------------------------------
                    (I.R.S. Employer Identification No.)


                        13500 North Central Expressway
                 P. O. Box 655474, Dallas, Texas        75265
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              (Address of principal executive offices)(Zip Code)


        Registrant's telephone number, including area code 214-995-2551
        ---------------------------------------------------------------




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ITEM 5.     Other Events.
------------------------

           The 1996 Annual Meeting of Stockholders of the
Registrant will be held on Thursday, April 18, 1996 in Dallas,
Texas.



                                     SIGNATURE
                                     ---------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   TEXAS INSTRUMENTS INCORPORATED



                                   ______________________________
                                   By O. WAYNE COON
                                   Chief Corporate Counsel
                                   and Assistant Secretary

Date:       January 18, 1996